Payables and accruals	12 Months Ended
Dec. 31, 2021
Payables and accruals
Payables and accruals

11. Payables and accruals

	December 31,	December 31,
	2021	2020
Trade payables	1,787,287	983,545
Social security and other taxes	203,288	171,876
Accrued expenses	1,856,570	1,336,506
Total payables and accruals	3,847,145	2,491,927

All payables mature within 3 months. Accrued expenses and trade payables primarily relate to R&D services from contract research organizations, consultants and professional fees. The increase in payables and accrued expenses as of December 31, 2021 compared to December 31, 2020, primarily relates to increased R&D activities on discovery programs. The carrying amounts of payables do not materially differ from their fair values, due to their short-term nature.